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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): NOVEMBER 8, 2001



                        NEW PLAN EXCEL REALTY TRUST, INC.
             (Exact name of registrant as specified in its charter)




           MARYLAND                    1-12244               33-0160389
 (State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)             File Number)       Identification Number)





  1120 AVENUE OF THE AMERICAS, 12TH FLOOR
              NEW YORK, NEW YORK                                 10036
   (Address of principal executive offices)                    (Zip Code)


               Registrant's telephone number, including area code:
                                 (212) 869-3000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 7.           EXHIBITS

                  The following exhibit is filed as part of this report:

       99.1 Supplemental Disclosure of New Plan Excel Realty Trust, Inc. for the Quarter Ended September 30, 2001.


ITEM 9.           REGULATION FD DISCLOSURE

         Attached hereto as Exhibit 99.1 is a copy of certain Supplemental Disclosure of the Registrant for the quarter ended September 30, 2001.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NEW PLAN EXCEL REALTY TRUST, INC.


Date:  November 8, 2001              By:   /s/ STEVEN F. SIEGEL
                                         ---------------------------------------
                                          Steven F. Siegel
                                          Senior Vice President, General Counsel
                                            and Secretary



                                     - 3 -

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                                  EXHIBIT INDEX

      Exhibit                        Document
      -------                        --------
       99.1         Supplemental Disclosure of New Plan Excel Realty Trust, Inc.
                    for the Quarter Ended September 30, 2001.